Ex-99.23(h)(36)
                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Amended and Restated Administration Agreement dated as of December 15, 2004 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust;

     WHEREAS, pursuant to the Agreement, each Fund agreed to pay the Administrator for the services provided and the expenses assumed by each Fund as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses;

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of twelve new funds;

     WHEREAS, in order to reflect the name change for all funds sub-advised by Western Asset Management Company to include the word "Asset" when referencing the sub-adviser (formerly the sub-adviser was referenced as "Western," hereinafter, the sub-adviser should be referenced as "Western Asset"); and

     WHEREAS, in order to reflect a change in sub-adviser from Putnam Investment Management, LLC ("Putnam") to PPM America, Inc. ("PPM America") for the JNL/Putnam Value Equity Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated January 16, 2007, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 16, 2007, attached hereto.

3. This Amendment may be executed in two or more counterparts which together shall constitute one document.

   IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 16th day of January, 2007.

JNL SERIES TRUST                          JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: __________________________________     By: _________________________________
Name:  Mark D. Nerud                       Name:Susan S. Rhee
Title: President and                       Title: Chief Legal Officer,
       Chief Executive Officer                    and Secretary

                                   SCHEDULE A
                             DATED JANUARY 16, 2007

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                                      FUNDS

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                          JNL/AIM Large Cap Growth Fund

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                            JNL/AIM Real Estate Fund

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                          JNL/AIM Small Cap Growth Fund

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                              JNL/Alger Growth Fund

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                 JNL/Credit Suisse Global Natural Resources Fund

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                        JNL/Credit Suisse Long/Short Fund

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                           JNL/Eagle Core Equity Fund

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                         JNL/Eagle SmallCap Equity Fund

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                              JNL/FMR Balanced Fund

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                           JNL/FMR Mid-Cap Equity Fund

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                  JNL/Franklin Templeton Founding Strategy Fund

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                    JNL/Franklin Templeton Global Growth Fund

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                       JNL/Franklin Templeton Income Fund

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                    JNL/Franklin Templeton Mutual Shares Fund

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                   JNL/Franklin Templeton Small Cap Value Fund

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                      JNL/Goldman Sachs Mid Cap Value Fund

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                   JNL/Goldman Sachs Short Duration Bond Fund

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                     JNL/JPMorgan International Equity Fund

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                      JNL/JPMorgan International Value Fund

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                        JNL/Lazard Emerging Markets Fund

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                         JNL/Lazard Small Cap Value Fund

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                          JNL/Lazard Mid Cap Value Fund

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                JNL/Mellon Capital Management S&P 500 Index Fund

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             JNL/Mellon Capital Management S&P 400 MidCap Index Fund

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               JNL/Mellon Capital Management Small Cap Index Fund

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             JNL/Mellon Capital Management International Index Fund

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                  JNL/Mellon Capital Management Bond Index Fund

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         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

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                       JNL/Oppenheimer Global Growth Fund

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                           JNL/Oppenheimer Growth Fund

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                           JNL/PIMCO Real Return Fund

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                        JNL/PIMCO Total Return Bond Fund

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                        JNL/PPM America Value Equity Fund

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                             JNL/Putnam Equity Fund

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                          JNL/Putnam Midcap Growth Fund

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                            JNL/Select Balanced Fund

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                          JNL/Select Global Growth Fund

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                        JNL/Select Large Cap Growth Fund

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                          JNL/Select Money Market Fund

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                              JNL/Select Value Fund

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                              JNL/Select Value Fund

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                    JNL/T. Rowe Price Established Growth Fund

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                      JNL/T. Rowe Price Mid-Cap Growth Fund

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                          JNL/T. Rowe Price Value Fund

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                     JNL/Western Asset High Yield Bond Fund

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                      JNL/Western Asset Strategic Bond Fund

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              JNL/Western Asset U.S. Government & Quality Bond Fund

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                           JNL/S&P Managed Growth Fund

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                        JNL/S&P Managed Conservative Fund

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                      JNL/S&P Managed Moderate Growth Fund

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                          JNL/S&P Managed Moderate Fund

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                     JNL/S&P Managed Aggressive Growth Fund

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                         JNL/S&P Retirement Income Fund

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                          JNL/S&P Retirement 2015 Fund

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                          JNL/S&P Retirement 2020 Fund

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                          JNL/S&P Retirement 2025 Fund

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                    JNL/S&P Moderate Retirement Strategy Fund

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                JNL/S&P Moderate Growth Retirement Strategy Fund

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                     JNL/S&P Growth Retirement Strategy Fund

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                        JNL/S&P Disciplined Moderate Fund

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                    JNL/S&P Disciplined Moderate Growth Fund

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                         JNL/S&P Disciplined Growth Fund

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


                                   SCHEDULE B
                             DATED JANUARY 16, 2007
                               Class A & B Shares

----------------------------------------------------------------------------------- -------------- ------------------------

 FUNDS                                                                                 ASSETS                 FEE

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/AIM Large Cap Growth Fund                                                      All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/AIM Real Estate Fund                                                           All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/AIM Small Cap Growth Fund                                                      All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Alger Growth Fund                                                              All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Credit Suisse Global Natural Resources Fund                                    All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Credit Suisse Long/Short Fund                                                  All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Eagle Core Equity Fund                                                         All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Eagle SmallCap Equity Fund                                                     All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/FMR Balanced Fund                                                              All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/FMR Mid-Cap Equity Fund                                                        All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Franklin Templeton Founding Strategy Fund                                      All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Franklin Templeton Global Growth Fund                                          All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Franklin Templeton Income Fund                                                 All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Franklin Templeton Mutual Shares Fund                                          All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Franklin Templeton Small Cap Value Fund                                        All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Goldman Sachs Mid Cap Value Fund                                               All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Goldman Sachs Short Duration Bond Fund                                         All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/JPMorgan International Equity Fund                                             All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/JPMorgan International Value Fund                                              All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Lazard Emerging Markets Fund                                                   All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Lazard Small Cap Value Fund                                                    All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Lazard Mid Cap Value Fund                                                      All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management S&P 500 Index Fund                                   All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management S&P 400 MidCap Index Fund                            All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Small Cap Index Fund                                 All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management International Index Fund                             All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Bond Index Fund                                      All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund                    All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Oppenheimer Global Growth Fund                                                 All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Oppenheimer Growth Fund                                                        All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/PIMCO Real Return Fund                                                         All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/PIMCO Total Return Bond Fund                                                   All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/PPM America Value Equity Fund                                                  All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Putnam Equity Fund                                                             All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Putnam Midcap Growth Fund                                                      All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Select Balanced Fund                                                           All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Select Global Growth Fund                                                      All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Select Large Cap Growth Fund                                                   All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Select Money Market Fund                                                       All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Select Value Fund                                                              All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/T. Rowe Price Established Growth Fund                                          All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/T. Rowe Price Mid-Cap Growth Fund                                              All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/T. Rowe Price Value Fund                                                       All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Western Asset High Yield Bond Fund                                             All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Western Asset Strategic Bond Fund                                              All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Western Asset U.S. Government & Quality Bond Fund                              All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Managed Growth Fund                                                        All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Managed Conservative Fund                                                  All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Managed Moderate Growth Fund                                               All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Managed Moderate Fund                                                      All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Managed Aggressive Growth Fund                                             All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Retirement Income Fund                                                     All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Retirement 2015 Fund                                                       All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Retirement 2020 Fund                                                       All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Retirement 2025 Fund                                                       All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Moderate Retirement Strategy Fund                                          All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Moderate Growth Retirement Strategy Fund                                   All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Growth Retirement Strategy Fund                                            All Assets               .10%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Disciplined Moderate Fund                                                  All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Disciplined Moderate Growth Fund                                           All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/S&P Disciplined Growth Fund                                                    All Assets               .05%

----------------------------------------------------------------------------------- -------------- ------------------------
